ID Global Solutions Corporation Designs, Sells and Operates Biometric and Payment Solutions Encompassing Handheld Devices , Software Applications , and Back - end Processing Platforms for the Global Security and Financial Industry markets. Our Company

Our Strategy Global and Financial Transaction Security Have One Common Element The Need to Validate IDENTITY ID Global Solutions Platforms Deliver the Answer

Our Mission Statement Focus on the continuous evolution of specialized hardware and software platforms and products, in order to provide the most cost effective and customizable biometric solutions and services. Leverage technology and business relationships to ensure maximum benefits for Customers and the Company

Our Global Presence Corporate Headquarters (4) Longwood Florida USA LATAM Office (15) Bogota Colombia* Europe, Middle East Office (30) Budapest Hungary* Africa Office Johannesburg (40) South Africa* Asia Pac Office TBD Corporate Operations, NA Sales & Engineering Architecture and Design Regional Sales & Software Development Regional Sales & High Security Card Manufacturing and Software Integration Research & Development (6) Moscow Russia* Biometric Algorithm Research & Software Development Regional Sales & Mid Tier Card Manufacturing *Strategic Partner/Acquisition Target Facilities

The 5 Key Business Areas We Service 1 Identification Systems* Biometric Enabled Solutions 2 Secure Credentials* 3 Software Applications* 5 Specialized Hardware Platforms 4 Payment Platforms* Software & Algorithms ID Cards & Credit Cards Fixed & Mobile Solutions Front - end & Back - end Solutions Fixed Location & Mobile Products *Provided by Strategic Partners/Acquisition Targets

Our Hardware Products Intelligent Embedded Hardware Accessory Hardware Platforms Products Integrated Multi - Functional Stations IDSentry IDEnroll IDPartner IDConfirm IDStock IDCheck Markets Serviced • Public Safety • Financial Sector • Enterprise Identity Management • Border Control • Elections • Health Care • National ID • Passport • Public Transit • On Shelf Inventory Management

Our Software Products IDSearch Biometric Search Engine Software Platforms Applications IMS (Integrated Management Services) Transaction Manager Asset Manager AFIS Field Enrollment Fixed Location Enrolment/Verification Mobile Verification Markets Serviced Data Manager SDKs • Public Safety • Financial Sector • Enterprise Identity Management • Border Control • Elections • Health Care • National ID • Passport • Public Transit • On Shelf Inventory Management

Our Secure Credential Products

Card Platforms	Polycarbonate and PVC Manufacturing	ISO 7816, ISO 14443 ISO 7810, ISO 17779 ISO 1386

Products

ID Cards

Voter Cards

E-ID

Drivers License

E-Health

Access Control

Badging

Health Cards

EMV Cards

Mifare

Credit Cards

Markets Serviced

- Public Safety
- Enterprise Identity Management
- Elections
- National ID
- Financial Sector
- Health Care
- Health Care
- Public Transit

IDGLOBAL

Our Secure Payment Products Multifunctional Gateway With Biometrics Payment Platforms Products POS and E - Wallet Applications Top_up Mobile Cash E - Payment Money Transfer Markets Serviced *The primary reason why people don’t use mobile payments is concern about the security of the technology (42 percent of nonusers gave this response). The same report cites 12 percent penetration of mobile payments. However, 25 percent of survey respondents indicated they would like to buy things at the point of sale with their mobile phones. The report acknowledges consumers’ perceptions that mobile payments are unsecure as a primary obstacle to adoption but doesn’t suggest remedies . – Source – US Federal Reserve • Health Care • Merchants • Financial Sector • Governments • Consumers • Public Transit Loyalty

10 POS Platform Services • CC Authorization • Transit Top_up • Cellular Top_up • Money Transfer • Payment Collection • Loyalty Card • Biometric FP Verification Secure Payment Transaction Solution E - Wallet Application • Closed and Open System Payment Services Gateway Platform Services • CC Authorization Interface • Top_up Interface • Money Transfer Management • Payment Collection Management • Loyalty Card Platform • Biometric FP Matching

Our Global Distribution Network Interpolaris SmartID Lithotech Waymark Face Technologies SuperCo m Akiyama Tigo Airbus Accenture DeLaRue Net1

Our Intellectual Property SRIO Utility Patents: USA, EU27, China, Brazil SRIO Utility Patents: Canada, Mexico, India, Australia SRIO Utility Patents: Japan SRIO Utility Patents: South Korea HDR Intelligent Accessory Platform (Utility & Design Patents) SRIO Mobile Wallet Platform

Our Competitive Advantage ID Global Solutions Products vs. The Competition